MERRILL LYNCH
PACIFIC FUND, INC.





FUND LOGO





Quarterly Report

September 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Merrill Lynch Pacific Fund, Inc. declined modestly during the quarter ended September 30, 1997, compared to a 13.5% decline for the unmanaged Benchmark Index. For the September quarter, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -2.55%, -2.77%, -2.76% and -2.59%, respectively. For the nine-month period ended September 30, the Fund outperformed the Benchmark Index even more substantially, as Class A, Class B, Class C and Class D Shares had total returns of +15.29%, +14.42%, +14.48% and +15.11%, respectively, compared to a -8.72% decline for the unmanaged Benchmark Index. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--6 of this report to shareholders.)

Most of the Fund's significant outperformance in 1997 has been the result of superior stock selection. For example, some of our largest holdings in Japan appreciated over 10% during the September quarter, compared to a decline of 10.7% in the Japanese stock market. While our goal is to select stocks that will substantially outperform their relative markets, in the future we do not anticipate that our investments will continue to outperform their respective markets to such a great degree.

In most circumstances, the significant outperformance of our investments would lead to higher-than-normal turnover as we sought to realize some profits. However, with the exception of Hong Kong-- where we trimmed our holdings--we did not significantly reduce positions and, as a result, portfolio turnover has remained at the Fund's traditional low level.


Limited Exposure to Emerging Asia
Providing an additional boost to the Fund's performance during the September quarter was our relatively light weightings in the emerging Southeast Asian stock markets of Malaysia, Thailand, South Korea and Indonesia, which have declined very sharply. For example, during the quarter the Malaysian stock market lost 41% of its value and the Thai stock market declined 27% (both in US dollar terms). As of September 30, Malaysia, Thailand, South Korea and Indonesia together represented only 2.9% of the Fund's net assets. At present, we have no plans to dramatically alter these exposures. However, the sharp declines in the emerging Asian stock markets have prompted us to examine some stocks in these markets to determine whether their current depressed prices overly discount the present economic difficulties.

In Hong Kong, we took advantage of significant appreciation in our holdings to decrease our exposure during the September quarter. In particular, since HSBC Holdings PLC had substantially outperformed the Hong Kong stock market for an extended period of time, we trimmed our investment from 7% of net assets to 5%. Although our outlook for Hong Kong has remained somewhat more cautious over the past few months, HSBC continues to be a core holding in this market.

In October, the Hong Kong stock market experienced a very rapid and substantial decline. We are monitoring the situation to determine if the Hong Kong stock market now offers more attractively valued buying opportunities, or if the stock market will continue to decline along with other Southeast Asian stock markets.


Major Positions Virtually Unchanged
Our largest Japanese positions remain essentially the same: Canon, Inc., Murata Manufacturing Co., Ltd., Shin-Etsu Chemical Co., Ltd., Bridgestone Corporation, Rohm Co., Ltd., Sankyo Co., Ltd., Mitsubishi Heavy Industries, Ltd. and Ito-Yokado Co., Ltd. For a few of these companies, the extraordinary degree of quarterly outperformance has led us to seriously review current valuations in light of future prospects and consider whether we should trim back these issues and reallocate the proceeds. However, we have determined that even at current levels, our major Japanese positions remain reasonably valued in relation to their business prospects, and we have chosen to maintain our positions.

In Australia, Lend Lease Corp. remains our one very large commitment. We expect that Lend Lease stock will experience some price volatility from time to time. However, we believe that the company is very well positioned in financial services and property development and management. Unless Lend Lease stock moves to very high valuations, we are comfortable with the company's business prospects, management and strategy.


Lackluster Investment Environment in
Japan Continues
Despite the strong relative performance of our Japanese holdings, Japanese stocks in general were lackluster during the September quarter, and the Japanese economy does not seem capable of sustaining a recovery. The latter point is of greater concern since, ultimately, Japanese companies require at least a reasonable rate of domestic economic growth for them to continue to prosper.

In past reports to shareholders, we have discussed our belief that some fundamental shifts must take place in Japan in order for the country to be competitive in today's global economy and to support a long-term stock market rise. In our view, Japan must change its generally accepted business practices, perhaps as part of a larger shift away from a very structured and hierarchical society. In addition, we believe that Japan needs to change the way its capital markets function. Part of this change would entail an alignment of interests between shareholders and managements so that managements would make decisions that they believe would enhance shareholder value. Over the past several years, we had been hopeful that Japanese companies in general were beginning to envision operating in a manner that enhanced the economic value of their businesses and that this economic value would accrue to shareholders. We hoped that company managements would begin to operate their enterprises to do the best job for the shareholders, the owners of the companies. We are still hopeful that these changes will take place, but we are disappointed that they are not occurring more rapidly.

In Japan, shares of many companies are selling below book value, and many are selling below replacement value. These factors contribute to making the Japanese stock market a reasonably attractive area to invest, despite the lackluster macroeconomic environment. In our view, it would be healthy (although not currently feasible) for investors to attempt to acquire companies, perhaps through leveraged buyouts, and for companies to seek to take themselves private. We will monitor developments in these areas in hopes of discovering investment opportunities.

Furthermore, Japanese banks will sell off real estate and loan portfolios to attempt to get their balance sheets in order. As such trends develop, there may be new investment opportunities in asset classes other than common stocks that we previously have not considered in Japan.


In Conclusion
We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager

November 10, 1997

PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                         Market Performance            Market Capitalization
                                                                  In Local Currency/In US Dollars         (as of 6/30/97)

                                                                     3 Month         12 Month     In US Dollars    % of Total
                                                                     % Change        % Change       (Billions)      (100.0%)
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*       - 2.55%           +12.70%(1)
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*       - 2.77            +11.58(2)
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*       - 2.76            +11.58(3)
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*       - 2.59            +12.44(4)
Market-Weighted Index**                                              -14.36(5)         -17.31(6)
Benchmark Index***                                                   -13.53            -14.26
  Japan                                                          -10.65/-15.23     -14.70/-21.17      $3,312          73.5%
  Australia                                                      + 1.50/-1.92      +20.80/+10.60         327           7.3
  Hong Kong                                                      - 0.97/-0.86      +26.44/+26.35         427           9.5
  Malaysia                                                       -24.39/-41.16     -28.25/-44.56         282           6.3
  Singapore                                                      - 1.56/-7.98      - 9.50/-16.69         135           3.0
  Thailand                                                       + 3.27/-26.90     -56.33/-69.67          20           0.4

(1)Percent change includes reinvestment of $1.403 per share ordinary income dividends and $0.505 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.167 per share ordinary income dividends and $0.505 per share capital gains distributions.
(3)Percent change includes reinvestment of $1.194 per share ordinary income dividends and $0.505 per share capital gains distributions.
(4)Percent change includes reinvestment of $1.337 per share ordinary income dividends and $0.505 per share capital gains distributions.
(5)6/30/97 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
(6)9/30/96 market weights used in this computation. The Market-Weighted Index return and individual country returns do not include dividends.
  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **Unmanaged. The Market-Weighted Index weights the US dollar-adjusted Pacific Basin stock market returns by the relative market capitalization of each individual country on the appropriate date.
***Unmanaged. The Benchmark Index weights US dollar-adjusted returns based on 68% Japan, 7% Australia, 14% Hong Kong, 5% Malaysia, 4% Singapore and 2% Thailand.

Results of a $1,000 Investment Since Inception--Class A Shares
(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


A mountain chart depicting the performance of a $1,000 investment in the Fund's Class A Shares since inception (9/23/76) through 9/30/97. Beginning and ending values are $947.50 and $21,260.48.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/97                        +12.70%        + 6.79%
Five Years Ended 9/30/97                  +12.22         +11.02
Ten Years Ended 9/30/97                   + 7.25         + 6.67

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/97                        +11.58%        + 7.58%
Five Years Ended 9/30/97                  +11.08         +11.08
Inception (10/21/88) through 9/30/97      + 8.81         + 8.81

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/97                        +11.58%        +10.58%
Inception (10/21/94)
through 9/30/97                           + 7.44         + 7.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/97                        +12.44%         +6.54%
Inception (10/21/94)
through 9/30/97                           + 8.28          +6.31

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed   Dividends Paid*  % Change**
9/23/76--12/31/76                  $ 9.30      $ 9.81          --             --          + 5.48%
1977                                 9.81        9.20          --           $0.050        - 5.73
1978                                 9.20       14.48       $ 0.070          0.020        +58.87
1979                                14.48        8.96         3.340          0.120        -23.40
1980                                 8.96       12.11          --            0.220        +38.49
1981                                12.11       12.78         1.460          0.230        +22.22
1982                                12.78       12.07         0.420          0.320        + 0.46
1983                                12.07       16.04         0.180          0.290        +38.54
1984                                16.04       15.43         0.950          0.090        + 2.92
1985                                15.43       19.59         1.380          0.160        +40.96
1986                                19.59       34.32         0.190          0.110        +77.78
1987                                34.32       16.15        22.154          0.183        +10.77
1988                                16.15       19.11         2.064          0.196        +34.38
1989                                19.11       20.65         1.042          0.061        +14.49
1990                                20.65       16.52         1.668          0.766        - 8.39
1991                                16.52       18.34         0.521          0.433        +17.04
1992                                18.34       15.80         0.221          0.741        - 8.75
1993                                15.80       21.21          --            0.027        +34.41
1994                                21.21       21.12         0.469          0.219        + 2.90
1995                                21.12       22.16         0.382          0.298        + 8.20
1996                                22.16       21.58         0.505          1.403        + 6.09
1/1/97--9/30/97                     21.58       24.88          --             --          +15.29
                                                            -------         ------
                                                      Total $37.016   Total $5.937

                                                Cumulative total return as of 9/30/97: +2,143.85%**


Performance Summary--Class B Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed   Dividends Paid*  % Change***
10/21/88--12/31/88                 $17.93      $19.09        $1.034         $0.171        +13.37%
1989                                19.09       20.49         1.042           --          +13.39
1990                                20.49       16.30         1.668          0.653        - 9.29
1991                                16.30       18.01         0.521          0.322        +15.87
1992                                18.01       15.34         0.221          0.726        - 9.72
1993                                15.34       20.41          --             --          +33.05
1994                                20.41       20.27         0.469          0.041        + 1.87
1995                                20.27       21.22         0.382          0.099        + 7.10
1996                                21.22       20.59         0.505          1.167        + 5.00
1/1/97--9/30/97                     20.59       23.56          --             --          +14.42
                                                             ------         ------
                                                       Total $5.842   Total $3.179

                                                  Cumulative total return as of 9/30/97: +112.73%***

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charges; results would be lower if sales charge was included.
***Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $21.67      $20.12        $0.469         $0.191        - 4.04%
1995                                20.12       20.97         0.382          0.179        + 7.07
1996                                20.97       20.30         0.505          1.194        + 5.00
1/1/97--9/30/97                     20.30       23.24           --            --          +14.48
                                                             ------         ------
                                                       Total $1.356   Total $1.564

                                                   Cumulative total return as of 9/30/97: +23.50%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares
                                     Net Asset Value      Capital Gains
Period Covered                    Beginning     Ending     Distributed   Dividends Paid*  % Change**
10/21/94--12/31/94                 $22.70      $21.11        $0.469         $0.213        - 3.93%
1995                                21.11       22.14         0.382          0.255        + 7.95
1996                                22.14       21.57         0.505          1.337        + 5.84
1/1/97--9/30/97                     21.57       24.83           --            --          +15.11
                                                             ------         ------
                                                       Total $1.356   Total $1.805

                                                   Cumulative total return as of 9/30/97: +26.36%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                      Shares Held/                                                                            Percent of
Industry              Face Amount                Investments                       Cost            Value      Net Assets

Japanese Securities
Automobile              4,680,000       Suzuki Motor Corp.                  $   49,672,928   $   44,992,541        2.1%

Beverage                  380,000       Chukyo Coca-Cola Bottling Co., Ltd.      5,420,506        2,991,878        0.1
                          424,000       Hokkaido Coca-Cola Bottling Co., Ltd.    6,399,350        4,603,348        0.2
                          386,000       Kinki Coca-Cola Bottling Co., Ltd.       7,430,096        4,702,636        0.2
                          476,000       Mikuni Coca-Cola Bottling Co., Ltd.      8,487,431        6,706,448        0.3
                          470,000       Sanyo Coca-Cola Bottling Co., Ltd.       7,028,799        5,648,102        0.3
                                                                            --------------   --------------      ------
                                                                                34,766,182       24,652,412        1.1

Capital Goods          14,239,000       Mitsubishi Heavy Industries, Ltd.      102,920,435       78,004,136        3.7

Chemicals               3,167,000       Shin-Etsu Chemical Co., Ltd.            57,554,546       87,141,058        4.1

Consumer         YEN  409,000,000       Matsushita Electric Works,
Electronics                             Ltd.--C.E.W.#8, 2.70% due 5/31/2002
                                        (Convertible)                            4,543,868        4,406,597        0.2
                          890,000       Sony Corporation                        82,096,632       84,087,519        4.0
                                                                            --------------   --------------      ------
                                                                                86,640,500       88,494,116        4.2

Containers              1,816,000       Toyo Seikan Kaisha, Ltd.                50,677,095       31,756,672        1.5

Electric                1,887,000       Chudenko Corp.                          55,433,121       42,381,651        2.0
Construction            3,365,000       Kinden Corp.                            53,752,777       43,226,836        2.0
                        1,232,000       Taihei Dengyo Kaisha, Ltd.              24,789,475        4,901,044        0.2
                                                                            --------------   --------------      ------
                                                                               133,975,373       90,509,531        4.2

Electric Equipment      2,962,000       Murata Manufacturing Co., Ltd.         110,024,468      128,142,218        6.0
                        4,870,000       NEC Corporation                         70,296,869       59,331,179        2.8
                          724,000       Rohm Co., Ltd.                          37,048,985       85,204,707        4.0
                                                                            --------------   --------------      ------
                                                                               217,370,322      272,678,104       12.8

Office Equipment        5,115,000       Canon, Inc.                             88,209,576      149,643,212        7.1

Pharmaceuticals         2,404,000       Sankyo Co., Ltd.                        54,265,843       83,281,286        3.9
                        2,800,000       Yamanouchi Pharmaceutical Co., Ltd.     69,461,063       69,152,992        3.3
                                                                            --------------   --------------      ------
                                                                               123,726,906      152,434,278        7.2

Property & Casualty     8,790,000       Dai-Tokyo Fire & Marine
Insurance                               Insurance Co., Ltd.                     53,840,330       39,702,884        1.9
                        4,492,000       Fuji Fire & Marine Insurance
                                        Co., Ltd.                               16,261,457       14,109,630        0.7
                        7,539,000       Koa Fire & Marine Insurance
                                        Co., Ltd.                               45,292,612       40,550,398        1.9
                        8,191,000       Nichido Fire & Marine Insurance
                                        Co., Ltd.                               46,307,188       53,629,123        2.5
                        7,119,000       Sumitomo Marine & Fire Insurance
                                        Co., Ltd.                               61,618,176       49,265,415        2.3
                        4,662,000       Tokio Marine & Fire Insurance
                                        Co., Ltd.                               46,990,608       56,024,366        2.6
                                                                            --------------   --------------      ------
                                                                               270,310,371      253,281,816       11.9

Retailing               1,524,000       Ito-Yokado Co., Ltd.                    75,480,112       82,603,680        3.9
                          364,000       Sangetsu Co., Ltd.                       8,382,717        5,882,645        0.3
                                                                            --------------   --------------      ------
                                                                                83,862,829       88,486,325        4.2

Tires & Rubber          3,580,000       Bridgestone Corporation                 61,174,772       86,043,428        4.1

                                        Total Investments in Japan           1,360,861,835    1,448,117,629       68.2

SCHEDULE OF INVESTMENTS (continued)
                                                                                                              Percent of
Industry              Shares Held                Investments                       Cost            Value      Net Assets

Australian Securities
Food & Beverage         3,063,942       Coca-Cola Amatil, Ltd.              $   17,504,495   $   32,771,034        1.5%

Leisure                13,378,824       Village Roadshow Ltd. 'A'
                                        (Preferred)                             30,080,632       35,364,647        1.7

Property                6,188,224       Lend Lease Corp.                        80,316,126      146,953,254        6.9

                                        Total Investments in Australia         127,901,253      215,088,935       10.1

Hong Kong Securities

Agriculture            70,658,176       C.P. Pokphand Co. Ltd. (Ordinary)       24,172,280       23,513,156        1.1

Banking                 3,247,603       HSBC Holdings PLC                       60,300,407      108,701,108        5.1

Conglomerates          11,209,035       Hutchison Whampoa Ltd.                  83,077,691      110,453,466        5.2

Diversified             3,885,000       Swire Pacific Ltd. 'A'                  33,106,704       29,747,512        1.4

                                        Total Investments in Hong Kong         200,657,082      272,415,242       12.8

Indian Securities

Banking                 3,257,000       Industrial Development Bank of India    11,173,586        8,967,114        0.4

Broadcast/Media           620,000       BITV                                     3,557,822          240,177        0.0

Diversified Mutual      1,929,400       Master Plus                              1,146,844          963,632        0.1
Fund

Financial Services         72,000       Housing Development Finance
                                        Corp. Ltd.                               5,781,901        6,501,218        0.3

                                        Total Investments in India              21,660,153       16,672,141        0.8

Indonesian Securities

Pharmaceuticals         2,831,500       P.T. Kalbe Farma                         4,779,899        2,139,836        0.1

                                        Total Investments in Indonesia           4,779,899        2,139,836        0.1

Malaysian Securities

Conglomerates          35,998,000       Renong BHD                              59,943,737       35,520,691        1.7

                                        Total Investments in Malaysia           59,943,737       35,520,691        1.7

New Zealand Securities

Diversified            50,947,756       Guiness Peat Group PLC                  18,795,683       32,596,374        1.5

                                        Total Investments in New Zealand        18,795,683       32,596,374        1.5


SCHEDULE OF INVESTMENTS (concluded)
                      Shares Held/                                                                            Percent of
Industry              Face Amount                Investments                       Cost            Value      Net Assets

South Korean Securities
Banking                   462,360       Hana Bank (GDR)(a)                  $    7,001,895   $    4,986,553        0.2%

                                        Total Investments in South Korea         7,001,895        4,986,553        0.2


Thailand Securities

Banking           US$   8,302,000       Bangkok Bank Public Company Ltd.,
                                        3.25% due 3/03/2004 (Convertible)        8,952,815        4,773,650        0.2

Television              2,190,000       BEC World Public Company Limited        17,568,308       14,140,629        0.7

                                        Total Investments in Thailand           26,521,123       18,914,279        0.9

Short-Term Securities

Commercial        US$  16,378,000       General Motors Acceptance Corp.,
Paper*                                  6.50% due 10/01/1997                    16,378,000       16,378,000        0.8

                                        Total Investments in
                                        Short-Term Securities                   16,378,000       16,378,000        0.8


                 Nominal Value                                                    Premiums
               Covered by Options                   Issue                           Paid

Currency Put Options Purchased

                  US$ 477,000,000       Japanese Yen, expiring January
                                        1998 at YEN 120                         11,424,150       11,510,010        0.5
                      630,000,000       Japanese Yen, expiring March 1998
                                        at YEN 125                              14,834,727        8,284,500        0.4


                                        Total Currency Put Options Purchased    26,258,877       19,794,510        0.9

Total Investments                                                           $1,870,759,537    2,082,624,190       98.0
                                                                            ==============
Other Assets Less Liabilities                                                                    41,488,922        2.0
                                                                                             --------------      ------
Net Assets                                                                                   $2,124,113,112      100.0%
                                                                                             ==============      ======


Net Asset Value:     Class A--Based on net assets of $706,079,026 and
                              28,376,004 shares outstanding                                  $        24.88
                                                                                             ==============
                     Class B--Based on net assets of $1,144,056,335 and
                              48,561,125 shares outstanding                                  $        23.56
                                                                                             ==============
                     Class C--Based on net assets of $108,814,871 and
                              4,683,164 shares outstanding                                   $        23.24
                                                                                             ==============
                     Class D--Based on net assets of $165,162,880 and
                              6,651,749 shares outstanding                                   $        24.83
                                                                                             ==============

(a)Global Depositary Receipts (GDR).
  *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

PORTFOLIO INFORMATION


For the Quarter Ended September 30, 1997


                                 Percent of
Ten Largest Equity Holdings      Net Assets

Canon, Inc.                           7.1%
Lend Lease Corp.                      6.9
Murata Manufacturing Co., Ltd.        6.0
Hutchison Whampoa Ltd.                5.2
HSBC Holdings PLC                     5.1
Shin-Etsu Chemical Co., Ltd.          4.1
Bridgestone Corporation               4.1
Rohm Co., Ltd.                        4.0
Sony Corporation                      4.0
Sankyo Co., Ltd.                      3.9


                                 Percent of
Ten Largest Industries           Net Assets

Electric Equipment                   12.8%
Property & Casualty Insurance        11.9
Pharmaceuticals                       7.3
Office Equipment                      7.1
Property                              6.9
Conglomerates                         6.9
Banking                               5.9
Electric Construction                 4.2
Consumer Electronics                  4.2
Retailing                             4.2


Additions (Equity Investments)

BEC World Public Company Limited
NEC Corporation
Sony Corporation
Swire Pacific Ltd. 'A'


Deletions (Equity Investments)

Cheung Kong (Holdings) Ltd.
Malaysian International Shipping BHD
Singapore Bus Co. Ltd.--Foreign Registered

OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Executive Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863